Exhibit 10.3

                     1995 STOCK OPTION PLAN

                              OF

              FOUNTAIN POWERBOAT INDUSTRIES, INC.


                     STOCK OPTION AGREEMENT

     This Stock Option Agreement (the "Agreement") is made by and between Fountain Powerboat Industries, Inc., a Nevada corporation (the "Company"), and Reginald M. Fountain, Jr. (the "Employee Optionee") as of the date set forth on the signature page hereto.

                        R E C I T A L S

     A. The Board of Directors of the Company (the "Board") has established the 1995 Stock Option Plan of the Company (the "Plan"), for the purpose of providing to Employees and Directors of the Company an opportunity to acquire shares of the Company's $.01 par value common stock (the "Shares"); and

     B. The Board and the Compensation Committee of the Board (the "Committee") appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the non-qualified stock option, or incentive stock option provided for herein (the "Option") to the Employee Optionee as an inducement to remain in the service of the Company and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed it to issue the Option.

                       A G R E E M E N T

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                           ARTICLE I

                          DEFINITIONS

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Plan. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1 - Code

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.2 - Company

     "Company" shall mean Fountain Powerboat Industries, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for the Option and Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 425 (a) of the Code applies.

Section 1.3 - Option


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     "Option"  shall mean the option to purchase $.01  par  value common stock of the Company granted under this Agreement.

Section 1.4 - Plan

     "Plan" shall mean the 1995 Stock Option Plan of the Company.

Section 1.5 - Secretary

     "Secretary" shall mean the Secretary of the Company.

Section 1.6 - Securities Act

     "Securities Act" shall mean the Securities Act of 1933, as amended.

                           ARTICLE II

                        GRANT OF OPTION

Section 2.1 - Grant of Option

     In consideration of the Employee Optionee's agreement to render faithful and efficient services to the Company and for other good and valuable consideration, on the date set forth on the Signature Page hereof (the "Date of Grant"), the Company irrevocably grants to the Employee Optionee the option to purchase any part or all of an aggregate of the number of Shares set forth on the Signature Page hereof and upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price

     The purchase price of the Shares covered by the Option shall be the amount set forth on the Signature Page hereof and shall be without commission or other charge (the "Purchase Price").
Section 2.3 - Reservation of Rights

     Nothing in the Plan or in this or any Stock Option Agreement shall confer upon the Employee Optionee any right to continue in the employ of the Company or any subsidiary thereof or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Employee Optionee at any time for any reason whatsoever, with or without cause.

Section 2.4 - Adjustments in Option

     In the event that the outstanding Shares subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Purchase Price. Any such adjustment made by the Committee shall be final and binding upon the Employee Optionee, the Company, and all other interested persons.

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                          ARTICLE III

                    PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability

     The option shall become exercisable immediately.

Section 3.2 - Duration of Exercisability

     Each  option which becomes exercisable pursuant  to  Section
3.1 shall remain exercisable until the expiration date set forth on the signature page of this Agreement or until it becomes unexercisable under the Plan, whichever is sooner.

Section 3.3 - Option Not Transferable

     Neither the Option nor any interest or right therein shall be liable for the debts, contracts, or engagements of the Employee Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.3 shall not prevent transfers by will or by the applicable laws of descent and distribution.

                           ARTICLE IV

                       EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

     During the lifetime of the Employee Optionee, only he or she may exercise the Option or any portion thereof. After the death of the Employee Optionee, any exercisable portion of the Option may, prior to the time when the option becomes unexercisable, be exercised by his or her personal representative or by any person empowered to do so under the Employee Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

     Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under the Plan; provided, however, that each partial exercise shall be for not less than one hundred
(100) Shares (or minimum installment set forth in Section 3.1, if a smaller number of Shares) and shall be for whole Shares only.

Section 4.3 - Manner of Exercise

     The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the Option or such portion becomes unexercisable under the Plan:

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     (a)   Notice  in writing signed by the Employee Optionee  or
the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

     (b)  (i)   Full payment (in cash or by check) for the Shares
          with respect to which such Option or portion is exercised; or

          (ii) Shares of any class of the Company's stock owned by the Employee Optionee duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate Option price of the Shares with respect to which such Option or portion is thereby exercised; or

          (iii) Any combination of the consideration provided in the foregoing subsections (i) and (ii); and

     (c) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

     (d) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Employee Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4 - Conditions to Issuance of Stock Certificates

     The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

     (b) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

     (c) The payment to the Company of all amounts which, under federal, state, or local law, it is required to withhold upon exercise of the option; and

     (d) The lapse of such reasonable period of time following the exercise of the option as the Committee may from time to time establish for reasons of administrative convenience.


Section 4.5 - Rights as Stockholder

     The holder of the Option shall not be, nor have any rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until certificates representing such Shares shall have been issued by the Company to such holder.

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                           ARTICLE V

                        OTHER PROVISIONS

Section 5.1 - Administration

     The  Committee  shall  have  the  power  to  interpret  this
Agreement. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Agreement.

Section 5.2 - Shares to Be Reserved

     The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement.

Section 5.3 - Notices

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee Optionee shall be addressed to him or her at the address set forth on the Signature Page hereof. By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for delivery of notices. Any notice which is required to be given to the Employee Optionee shall, if the Employee Optionee is then deceased, be given to the Employee Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this
Section 5.3. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.4 - Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.5 - Construction

     This Agreement shall be administered, interpreted, and enforced under the laws of the State of Nevada.

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                         SIGNATURE PAGE

                     1995 STOCK OPTION PLAN
                              OF
              FOUNTAIN POWERBOAT INDUSTRIES, INC.

Non-Qualified Option:         Yes

Purchase Price:               $7.00

Number of Shares:             300,000

Date of Grant:                August 4, 1995

Vesting:                      Immediate as to entire option

Expiration Date:              August 4, 2005

     I have read the Stock Option Agreement indicated above which was adopted for use in connection with the 1995 Stock Option
Plan. As the Employee Optionee, I hereby agree to all of the terms of the Agreement and the Plan.

                              EMPLOYEE OPTIONEE


                                /s/ R. M. Fountain, Jr.
                                    R. M. Fountain, Jr.


The Company hereby agrees to all of the terms of the Agreement.

                              FOUNTAIN POWERBOAT INDUSTRIES, INC.


                                /s/ R. M. Fountain, Jr.
                                    R. M. Fountain, Jr.
                                    Chairman, President, Chief
                                    Executive Officer,
                                    and Chief Operating Officer

Attest:


  /s/ Carol J. Price
      Carol J. Price
      Assistant Secretary

CORPORATE SEAL

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